ENDO PHARMACEUTICALS Buckingham Research Specialty Pharmaceuticals Conference May 10, 2007 Exhibit 99.1

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the
Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-
looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry; the Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products; the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and
Exchange Commission, including its Registration Statement on Form 10-K filed with the SEC on March 1, 2007. Readers should evaluate any statement in light of these important factors.
Forward-Looking Statements

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Endo Pharmaceuticals – Leader in Pain
Management
Specialty pharma company with market leadership in pain management
•
Analgesics the fourth-largest prescription pharmaceutical market in
2006
•
Opioids represented 80% of analgesic prescriptions
Proven commercial capability
•
Specialty and PCP sales and marketing teams
Pipeline focused on delivery and execution
•
Two NDAs approved in 2006; expect additional sNDA in Aug. ‘07
Strong financial condition

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Growth Strategy
Maximize value of established brands
Expand through licensing and acquisition while remaining true to our specialty roots
•
Revenue diversification
•
Expand balanced, sustainable pipeline
Strengthen leadership position in Pain Management and drive
continued expansion into additional therapeutic areas such as neurology and supportive care oncology

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
2007 – Investing in the Future
Increasing promotional support behind key brands:
•
Expanded managed markets team
•
Expanded clinical liaison team
•
Comprehensive physician education and patient outreach programs
Expanded sales force of 590 representatives
Accelerating R&D investment behind Rapinyl
TM
, ketoprofen patch, EN
3285, and sufentanil patch
Enhancing infrastructure to sustain our growth through 2010:
•
New systems, processes, people

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
2007 Key Objectives
Achieve $1.025 to $1.050 billion in net sales
•
Deepen Lidoderm
®
penetration in PHN market
•
Accelerate sales trajectory for the Opana
®
franchise
Obtain FDA approval for Frova
®
in the MM prophylaxis indication
Accelerate development of our current pipeline to meet market needs and optimize target product profiles
Pursue strategic licensing and acquisition opportunities that expand beyond pain but allow us to retain our focus on the specialty physician community

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006 2007*
Net Sales Net Income
Consistent Financial Growth
$399.0
$595.6
$615.1
$820.2
$30.8
$69.8
$143.3
$202.3
$909.7
$1,037.0
$137.8
(millions, except per share)
Diluted EPS           $0.30             $0.53            $1.08  $1.52             $1.03**
* Represents mid-point of company guidance       ** Includes $0.62 in one-time, non-cash items

For localized pain of postherpetic neuralgia (PHN)
Pain managment
"LIDODERM®, it's relief that fits me."
COACH JULES
Lidoderm®
LIDOCAINE PATCH 5%

ENDO PHARMACEUTICALS

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Lidoderm ® - A True Success Story
Lidocaine 5% topical patch
•
Patent protection until 2015
•
Acts locally - no
therapeutically meaningful
blood levels
First FDA-approved drug for
treatment of pain of PHN
Provides analgesia (but no
anesthesia) directly to affected
nerves
Easy and convenient to use

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$178
$309
$419
$663
$567
$0
$100
$200
$300
$400
$500
$600
$700
2003 2004 2005 2006 2007*
Lidoderm ® - Continuing Net Sales Growth
($ in millions)
*Represents mid-point of company guidance

OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

OPANA®
(oxymorphone HCl) CII
Tablets

ENDO
PHARMACEUTICALS

Accelerating Our Growth © 2007 Endo Pharmaceuticals Opana ® ER and Opana ®

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Opana ® ER – Broad Label
Broad indication: For the relief of moderate-to-severe pain in patients requiring continuous, around-the-clock opioid treatment for an extended period of time
First time oxymorphone available in oral ER formulation
Proven efficacy in broad range of appropriate pain patients
Twice-daily dosing
Effective pain control shown at stable dose for three months in clinical trials underscores durability of Opana
®
ER’s analgesic effect
Generally well tolerated when titrated effectively*
* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritus, somnolence, headache, increased sweating, and sedation

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Opana ® Franchise - Targeted
Commercial Strategy
Opana
®
ER competes in $3.2 billion U.S. long-acting strong opioid
market
Combined Opana
®
ER and Opana
®
net sales guidance for 2007 is $85
million to $105 million
•
On track to meet guidance with current Rx trends
Expanded sales force in mid-2006 by 220 reps to responsibly promote
Opana
®
ER and Opana
®
to approximately 90,000 physicians
Full range of promotional activities now underway

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Key Marketing and Promotional Activities
Redeployed hospital sales force to Specialty Force II to provide double coverage on 6,600 high-decile specialists
Expanded patient access through direct discount programs
Instituted managed care contracting strategy to achieve parity or better formulary status
•
Tripled size of managed markets group to extend reach to regional and local plans
Introduced new sales/marketing materials
•
Journal ads
•
Reprints of peer-reviewed journal articles
•
Speaker dinner programs
•
Major commercial presence at key medical meetings such as APS
(May 2-5)

OPANA ER vs. Competitive Launches
Retail and Mail Order TRxs

TRx Volume
50,000
45,000
40,000
30,000
25,000
20,000
10,000
5,000
2
3
4
6
7
8
9
11
13
Months Since Launch
Opana ER
Avinza
Duragesic
Oxycontin
Palladone

Data includes only retail and mail order
Source: Data for Duragesic and Oxycontin were pulled from IMS Health's New Product Spectra
Source: Data for OPANA ER, Avinza and Palladone were pulled from WK Health's Phast Prescription Audit
OPANA ER data through March 2007

ENDO PHARMACEUTICALS

Accelerating Our Growth © 2007 Endo Pharmaceuticals Opana ® ER TRx Launch Comparison

Frova.

frovatriptan succinate

2.5mg Tablets

Takes it away and keeps it away

ENDO

PHARMACEUTICALS

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Frova ® Profile
Triptan indicated for acute
treatment of migraine
headaches in adults
Market differentiation based on
low recurrence rate, long half-
life
Potential label expansion for
menstrual migraine prophylaxis
represents significant market
opportunity
Net sales $40.6 million in 2006

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Robust Development Pipeline
(1)
Licensed marketing rights
(2)
Licensed marketing and development rights
Phase I Phase II Phase III Filed
Pre-
clinical
Undisclosed
Sufentanil Patch
(2)
(Transdermal - Chronic Pain)
EN 3285
(Oral Rinse for Oral Mucositis)
Ketoprofen Patch
(2)
(Topical - Soft Tissue Injuries)
Rapinyl
TM (2)
(Breakthrough Cancer Pain)
Frova
®
(Menstrual Migraine)
(1)
Product

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Frova ® MM Prophylaxis:
Exciting Near-Term Opportunity
PDUFA date 8/19/07
Substantial data package:
•
Two double-blind, placebo-controlled studies in Menstrual Migraine
(MM) prophylaxis; long-term open-label safety & tolerance study
Pivotal efficacy studies:
•
Frova
®
taken for six days, starting two days prior to onset of
expected MM headache
•
Primary efficacy endpoint: reduction in incidence of MM headache
– p <0.0001 to p < 0.01 (vs. placebo)
– Secondary endpoints -- reduction in severity and duration of
MM headache -- also achieved

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Ketoprofen Patch
Topical patch intended for localized treatment of acute pain from soft-
tissue injuries such as tendonitis/bursitis, joint sprains or strains
Ketoprofen (NSAID) currently only available in U.S. in oral form
Will compete in ~$2.5 billion soft-tissue injury market primarily consisting of NSAIDs and COX-IIs
Anticipated benefits include:
•
Bypassing bloodstream to minimize GI and
cardiovascular side effects
•
Local, targeted pain control
•
Convenience of once-daily dosing

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Ketoprofen Patch – Study Update
Four Phase III trials ongoing
•
Two efficacy studies to evaluate treatment of pain associated with tendonitis or bursitis of the shoulder, elbow or knee
•
One efficacy study to evaluate treatment of pain associated with ankle sprain or strain
•
One study in patients with osteoarthritis flare of the knee, primarily designed to collect long-term safety data
Projected NDA filing date 1H 2008

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Transdermal Sufentanil Patch
Intended for moderate-to-severe chronic pain
Follow-on to Duragesic
Anticipated benefits include:
•
Convenience/compliance of seven-day dosing vs. three days
•
Smaller patch -- 20% the size of Duragesic
Phase I product characterization ongoing
Phase II trials anticipated to begin in 1H 2007

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
RapinylTM
Oral, fast-dissolving sublingual fentanyl tablet
Intended for the treatment of breakthrough cancer pain
•
Expected to compete with Actiq and Fentora
Anticipated benefits include:
•
Fast onset of action
•
Enhanced absorption characteristics
•
Added patient convenience
Two Phase III trials ongoing
Projected NDA filing date 1H 2008

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
EN 3285
Key product obtained in RxKinetix acquisition
Patent-protected oral rinse formulated using proprietary ProGelz
®
delivery platform for prevention of oral mucositis (OM)
About 400,000 patients per year in U.S. develop OM
•
Only current FDA-approved treatment is IV infusion
Anticipated benefits of EN 3285 include:
•
Ease of use for patients
•
No systemic side effects

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Upcoming Key Milestones
Expanding a solid platform for sustainable growth:
Sufentanil Patch
Phase II
Ketoprofen
Patch
NDA Filing
Opana
®
and
Opana
®
ER
Launch
EN 3285
Phase II/III
Acquisitions/
In-licensing
Rapinyl™
NDA Filing
Ongoing
1H’07 2H’07
1H’08
Frova
®
MM
FDA Action
Letter

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Summary
Market leader in pain management
Well-developed commercial capability
Very broad and deep pipeline
Strong financial condition
Sustainable strategy for growth

ENDO PHARMACEUTICALS Nasdaq: ENDP